BlackRock FundsSM
BlackRock Science & Technology Opportunities Portfolio
(the “Fund” or “Science & Technology Opportunities”)

Supplement dated October 18, 2011
to the Statement of Additional Information dated January 28, 2011, as amended May 16, 2011

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Management and Advisory Arrangements-Information Regarding the Portfolio Managers” is revised as set forth below.

Thomas Callan, CFA, Jean Rosenbaum, CFA, Erin Xie, PhD and Paul Ma, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of Science & Technology Opportunities.

The subsection entitled “Information Regarding the Portfolio Managers - Other Funds and Accounts Managed” is revised to add the following information with respect to the Fund as of August 31, 2011:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Paul Ma, CFA	1	0	0	0	0	0
	$335.7 Million	$0	$0	$0	$0	$0

The subsection entitled “Portfolio Manager Beneficial Holdings” is revised to add the following information with respect to the Fund as of August 31, 2011:

Portfolio Manager	Fund(s) Managed	Dollar Range
Paul Ma, CFA	Science & Technology Opportunities	None

Shareholders should retain this Supplement for future reference.

Code# SAI-OPP-1011SUP